EXHIBIT 99.1

PROS HOLDINGS, INC. REPORTS THIRD QUARTER 2017 FINANCIAL RESULTS

•	Subscription revenue up 60% year-over-year.

•	Recurring revenue comprised 79% of total revenue, compared with 72% in the same period last year.

HOUSTON – October 26, 2017 — PROS Holdings, Inc. (NYSE: PRO), a cloud software company powering the shift to modern commerce, today announced financial results for the third quarter ended September 30, 2017.

CEO Andres Reiner stated, “We are pleased with our strong third quarter results and the great response that we are seeing in the market for our modern commerce solutions. Customers are embracing our machine learning innovations, and with nearly 80% of our revenue now recurring, we are in full stride as a cloud company. We are executing toward a strong finish in 2017 as we carry out our mission of helping our customers outperform.”

Third Quarter 2017 Financial Highlights

Key financial results for the third quarter 2017 are shown below. Throughout this press release, all dollar figures are in millions, except net loss per share.  Unless otherwise noted, all results are on a reported basis and are compared with the prior-year period.

	GAAP			Non-GAAP
	Q3 2017	Q3 2016	% Change	Q3 2017	Q3 2016	% Change
Revenue:
Total Revenue	$41.9	$38.4	9%	n/a	n/a	n/a
Subscription Revenue	15.8	9.9	60%	n/a	n/a	n/a
Subscription and Maintenance Revenue	32.9	27.5	20%	n/a	n/a	n/a
Profitability:
Operating Loss	(17.8)	(13.1)	nm	(9.9)	(8.1)	nm
Net Loss	(21.2)	(15.7)	nm	(6.9)	(5.7)	nm
Net Loss Per Share	(0.67)	(0.52)	nm	(0.22)	(0.19)	nm
Adjusted EBITDA	n/a	n/a	n/a	(9.2)	(6.9)	nm
Cash:
Net Cash (Used in) Provided by Operating Activities	(8.5)	2.2	nm	n/a	n/a	n/a
Free Cash Flow	n/a	n/a	n/a	$(9.8)	$0.5	nm

The attached tables provide a summary of PROS results for the period, including a reconciliation of GAAP to non-GAAP metrics.

Recent Business Highlights

•
Named to the Constellation ShortListTM for Pricing Optimization, and the Constellation ShortListTM for Configure, Price, Quote Solutions, in recognition of PROS unique machine learning solutions that deliver personalized and frictionless buying and selling experiences for customers.

•
Showcased modern commerce innovations at Microsoft Envision and Microsoft Ignite Conferences; featured augmented reality in PROS Smart CPQ for Dynamics 365; co-led a keynote presentation with Microsoft executives Ron Huddleston, Microsoft Corporate Vice President for One Commercial Partner (OCP) and Toni Townes-Whitley, Microsoft Corporate Vice President for Industry.

•
Extended leadership position in travel industry with keynote presentations and innovation spotlights at ATPCO Elevate 2017 Global Conference, the London Aviation Festival, and the T2RL Flight Global PSS Conference; featured end-to-end travel offer optimization solution with integrated revenue management, dynamic pricing, eCommerce, merchandising, shopping and search capabilities.

•
Created a charitable organization, PROS Cares, following the events of Hurricane Harvey to provide recovery and housing assistance to employees affected by the storm, and to support PROS ongoing community outreach.

Financial Outlook

PROS anticipates the following for the fourth quarter 2017, based on an estimated 32.0 million basic weighted average shares outstanding, and a 36% non-GAAP estimated tax rate for the fourth quarter and full year 2017:

	Q4 2017 Guidance	v. Q4 2016 at Mid-Point	Full Year 2017 Guidance	v. Prior Year at Mid-Point
Total Revenue	$44.0 to $45.0	11%	$166.5 to $167.5	9%
Subscription Revenue	$17.5 to $18.0	62%	$59.0 to $59.5	55%
ARR	n/a	n/a	$156.0 to $158.0	28%
Non-GAAP Loss Per Share	$(0.20) to $(0.17)	n/a	n/a	n/a
Adjusted EBITDA	$(6.7) to $(6.2)	n/a	$(35.5) to $(35.0)	n/a
Free Cash Flow	n/a	n/a	$(33.0) to $(30.0)	n/a
Conference Call
In conjunction with this announcement, PROS Holdings, Inc. will host a conference call on Thursday, October 26, 2017, at 4:45 p.m. ET to discuss the Company’s financial results and business outlook. To access this call, dial 1-877-407-9039 (toll-free) or 1-201-689-8470. The live webcast of the conference call can be accessed under the “Investor Relations” section of the Company’s website at www.pros.com.

Following the call, an archived webcast will be available in the “Investor Relations” section of the Company’s website at www.pros.com. A telephone replay will be available until Thursday, November 9, 2017, at 1-844-512-2921 (toll-free) or 1-412-317-6671 using the pass code 13671921. An archived webcast of this conference call will also be available in the “Investor Relations” section of the Company’s website at www.pros.com.

About PROS

PROS Holdings, Inc. (NYSE: PROS) is a cloud software company powering the shift to modern commerce by helping companies create personalized and frictionless buying experiences for their customers. Fueled by dynamic pricing science and machine learning, PROS solutions make it possible for companies to price, configure and sell their products and services in an omnichannel environment with speed, precision and consistency. Our customers, who are leaders in their markets, benefit from decades of data science expertise infused into our industry solutions. To learn more, visit www.pros.com.

Forward-looking Statements

This press release contains forward-looking statements, including statements about our future financial performance; positioning; management's confidence and optimism; customer successes; demand for enterprise revenue, profit realization and modern commerce software solutions; business expansion; business predictability; ARR; revenue; adjusted EBITDA; free cash flow; shares outstanding and effective tax rate. The forward-looking statements contained in this press release are based upon our historical performance and our current plans, estimates and expectations and are not a representation that such plans, estimates or expectations will be achieved. Factors that could cause actual results to differ materially from those described herein include risks related to: (a) our ability to execute on our cloud-first strategy, (b) reduced revenue and cash flow resulting from our transition to a cloud-first strategy, (c) threats to the security of our or our customer’s data, (d) potential business or service disruptions from our third party data centers, cloud platform providers or other unrelated service providers, (e) market acceptance of our new products and product enhancements, (f) the risk that the markets for our software does not grow as anticipated, (g) the length of our sales cycles, (h) the risk that we will not be able to maintain historical maintenance, support and subscription renewal rates, (i) competition from vendors of sales, pricing, revenue management and configure-price-quote solutions as well as from companies internally developing their own solutions, (j) potential unauthorized or improper actions of our personnel, (k) the risk that acquisitions we have and may enter into in the future may be difficult to integrate, fail to achieve our objectives, disrupt our business, dilute stockholder value or divert management attention, (l) any downturn in sales to our target markets, (m) potential delays or other challenges related to the implementation of our solutions, (n) the difficulties of making accurate estimates necessary to complete a project and recognize revenue, (o) personnel risks associated with growing a business generally, (p) the impact that a slowdown in the world or any particular economy has on our business sales cycles, prospects’ and customers’ spending decisions, timing of implementation decisions, payment and renewal decision, (q) our debt repayment obligations, (r) the impact of currency fluctuations on our results of operations, and (s) civil and political unrest in geographic regions in which we operate. Additional information relating to the uncertainty affecting PROS’ business is contained in our filings with the Securities and Exchange Commission. These forward-looking statements represent PROS’ expectations as of the date of this press release. Subsequent events may cause these expectations to change, and PROS disclaims any obligations to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures

PROS has provided in this release certain financial information that has not been prepared in accordance with GAAP. This information includes non-GAAP income (loss) from operations, annual recurring revenue, adjusted EBITDA, free cash flow, tax rate, net income (loss) and diluted earnings (loss) per share. PROS uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating PROS’ ongoing operational performance and cloud-first transition.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measure as detailed above. A reconciliation of GAAP to the non-GAAP financial measures has been provided in the tables included as part of this press release, and can be found, along with other financial information, in the investor relations portion of our website. PROS' use of non-GAAP financial measures may not be consistent with the presentations by similar companies in PROS' industry. PROS has also provided in this release certain forward-looking non-GAAP financial measures, including non-GAAP income (loss) from operations, annual recurring revenue, adjusted EBITDA, free cash flow and non-GAAP tax rates (collectively the "non-GAAP financial measures") as follows:

Non-GAAP income (loss) from operations: Non-GAAP income (loss) from operations excludes the impact of stock-based compensation, amortization of acquisition-related intangibles, acquisition-related expenses, amortization of debt discount and issuance costs, and related taxes. Non-GAAP income (loss) from operations excludes the following items from non-GAAP estimates:

•
Share-Based Compensation:  Although share-based compensation is an important aspect of compensation for our employees and executives, our share-based compensation expense can vary because of changes in our stock price and market conditions at the time of grant, varying valuation methodologies, and the variety of award types. Since share-based compensation expense can vary for reasons that are generally unrelated to our performance during any particular period, we believe this could make it difficult for investors to compare our current financial results to previous and future periods. Therefore, we believe it is useful to exclude share-based compensation in order to better understand our business performance and allow investors to compare our operating results with peer companies.

•
Amortization of Acquisition-Related Intangibles:  We view amortization of acquisition-related intangible assets, such as the amortization of the cost associated with an acquired company's research and development efforts, trade names, customer lists and customer relationships, as items arising from pre-acquisition activities determined at the time of an acquisition.  While these intangible assets are continually evaluated for impairment, amortization of the cost of purchased intangibles is a static expense, one that is not typically affected by operations during any particular period.

•
Acquisition-Related Expenses: Acquisition-related expenses include integration costs and other one-time direct costs associated with our acquisitions. These amounts are unrelated to our core performance during any particular period and are impacted by the timing and size of the acquisitions. We exclude acquisition-related expenses to provide investors a method to compare our operating results to prior periods and to peer companies because such amounts can vary significantly based on the frequency of acquisitions and magnitude of acquisition expenses.

•
Amortization of Debt Discount and Issuance Costs: Amortization of debt discount and issuance costs are related to our convertible notes. These amounts are unrelated to our core performance during any particular period, and therefore, we believe it is useful to exclude these amounts in order to better understand our business performance and allow investors to compare our results with peer companies.

•
Taxes: We exclude the tax consequences associated with non-GAAP items to provide investors with a useful comparison of our operating results to prior periods and to our peer companies because such amounts can vary significantly. In the fourth quarter of 2014, we concluded that it is more likely than not that we will be unable to fully realize our deferred tax assets and accordingly, established a valuation allowance against those assets. The ongoing impact of the valuation allowance on our non-GAAP effective tax rate has been eliminated to allow investors to better understand our business performance and compare our operating results with peer companies.

Annual Recurring Revenue: Annual Recurring Revenue ("ARR") is used to assess the trajectory of our cloud business. ARR means, as of a specified date, the contracted recurring revenue which includes both subscription and maintenance contracts, plus overage fees incurred above contracted minimum transactions, and excludes perpetual license, term license and service agreements, which are current and contracted with a future start date. ARR should be viewed independently of revenue and any other GAAP measure.
Non-GAAP Tax Rate: The estimated non-GAAP effective tax rate adjusts the tax effect to quantify the impact of the excluded non-GAAP items.
Adjusted EBITDA: Adjusted EBITDA is defined as GAAP net income (loss) before interest expense, provision for income taxes, depreciation and amortization, as adjusted to eliminate the effect of stock-based compensation cost, amortization of acquisition-related intangibles, depreciation and amortization, integration costs and other one-time direct costs associated with our acquisitions, and capitalized internal-use software development costs. Adjusted EBITDA should not be considered as an alternative to net income (loss) as an indicator of our operating performance.
Free Cash Flow: Free cash flow is a non-GAAP financial measure which is defined as net cash provided by (used in) operating activities, less additions to property, plant and equipment, purchases of other (non-acquisition-related) intangible assets and capitalized internal-use software development costs.
These non-GAAP estimates are not measurements of financial performance prepared in accordance with GAAP, and we are unable to reconcile these forward-looking non-GAAP financial measures to their directly comparable GAAP financial measures because the information described above which is needed to complete a reconciliation is unavailable at this time without unreasonable effort.

Investor Contact:
PROS Investor Relations
Shannon Tatz
713-335-5932
ir@pros.com

Media Contact:
PROS Public Relations
Yvonne Donaldson
713-335-5310
ydonaldson@pros.com

PROS Holdings, Inc.
Condensed Consolidated Balance Sheets
(In thousands, except share and per share amounts)
(Unaudited)

	September 30, 2017	December 31, 2016
Assets:
Current assets:
Cash and cash equivalents	$157,359	$118,039
Short-term investments	—	15,996
Accounts and unbilled receivables, net of allowance of $760	34,641	33,285
Prepaid and other current assets	12,123	6,337
Total current assets	204,123	173,657
Property and equipment, net	14,471	15,238
Intangibles, net	28,972	12,650
Goodwill	38,309	20,096
Other long-term assets	6,754	6,013
Total assets	$292,629	$227,654
Liabilities and Stockholders’ Equity:
Current liabilities:
Accounts payable and other liabilities	$4,203	$2,744
Accrued liabilities	7,693	7,279
Accrued payroll and other employee benefits	13,312	18,349
Deferred revenue	73,092	68,349
Total current liabilities	98,300	96,721
Long-term deferred revenue	18,672	11,389
Convertible debt, net	210,312	122,299
Other long-term liabilities	756	639
Total liabilities	328,040	231,048
Stockholders' equity:
Preferred stock, $0.001 par value, 5,000,000 shares authorized; none issued	—	—
Common stock, $0.001 par value, 75,000,000 shares authorized; 36,319,135 and 35,001,236 shares issued, respectively; 31,901,550 and 30,583,651 shares outstanding, respectively	36	35
Additional paid-in capital	202,905	175,678
Treasury stock, 4,417,585 common shares, at cost	(13,938)	(13,938)
Accumulated deficit	(221,205)	(160,259)
Accumulated other comprehensive loss	(3,209)	(4,910)
Total stockholders’ equity	(35,411)	(3,394)
Total liabilities and stockholders’ equity	$292,629	$227,654

PROS Holdings, Inc.
Condensed Consolidated Statements of Income (Loss)
(In thousands, except per share data)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Revenue:
Subscription	$15,809	$9,852	$41,457	$27,196
Maintenance and support	17,124	17,666	52,332	51,103
Total subscription, maintenance and support	32,933	27,518	93,789	78,299
License	603	2,419	3,883	8,178
Services	8,401	8,447	24,800	26,873
Total revenue	41,937	38,384	122,472	113,350
Cost of revenue:
Subscription	7,868	4,808	19,605	12,342
Maintenance and support	2,859	3,416	8,886	10,266
Total cost of subscription, maintenance and support	10,727	8,224	28,491	22,608
License	73	38	210	199
Services	6,924	7,380	21,718	24,594
Total cost of revenue	17,724	15,642	50,419	47,401
Gross profit	24,213	22,742	72,053	65,949
Operating expenses:
Selling and marketing	16,980	13,641	50,625	47,725
General and administrative	10,324	9,253	30,514	27,910
Research and development	14,046	12,964	42,429	39,454
Acquisition-related	613	—	613	—
Loss from operations	(17,750)	(13,116)	(52,128)	(49,140)
Convertible debt interest and amortization	(4,094)	(2,339)	(9,078)	(6,943)
Other income (expense), net	347	(26)	315	(139)
Loss before income tax provision	(21,497)	(15,481)	(60,891)	(56,222)
Income tax (benefit) provision	(271)	227	55	490
Net loss	$(21,226)	$(15,708)	$(60,946)	$(56,712)

Net loss per share:
Basic and diluted	$(0.67)	$(0.52)	$(1.93)	$(1.87)
Weighted average number of shares:
Basic and diluted	31,867	30,469	31,527	30,341

PROS Holdings, Inc.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Operating activities:
Net loss	$(21,226)	$(15,708)	$(60,946)	$(56,712)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	3,042	2,423	7,047	7,396
Amortization of debt discount and issuance costs	2,853	1,620	6,363	4,786
Share-based compensation	5,571	3,192	17,665	14,445
Deferred income tax, net	(486)	22	(453)	64
Provision for doubtful accounts	—	(87)	—	(226)
Changes in operating assets and liabilities:
Accounts and unbilled receivables	(278)	10,419	(141)	12,899
Prepaid expenses and other assets	(5,320)	58	(6,301)	(746)
Accounts payable and other liabilities	(1,104)	(1,092)	1,734	(2,546)
Accrued liabilities	(760)	247	(473)	887
Accrued payroll and other employee benefits	2,879	2,955	(5,722)	709
Deferred revenue	6,290	(1,836)	11,379	11,885
Net cash (used in) provided by operating activities	(8,539)	2,213	(29,848)	(7,159)
Investing activities:
Purchases of property and equipment	(540)	(1,185)	(1,235)	(6,524)
Acquisition of Vayant, net of cash acquired	(34,130)	—	(34,130)	—
Capitalized internal-use software development costs	(688)	(497)	(1,996)	(569)
Purchase of intangible asset	(75)	—	(75)	—
Purchases of short-term investments	—	(56,006)	—	(144,934)
Proceeds from maturities of short-term investments	6,009	47,000	15,992	96,500
Net cash used in investing activities	(29,424)	(10,688)	(21,444)	(55,527)
Financing activities:
Exercise of stock options	1,071	406	6,347	420
Proceeds from employee stock plans	759	620	1,535	1,090
Tax withholding related to net share settlement of stock awards	(1,489)	(405)	(7,243)	(5,244)
Payments of notes payable	—	(105)	(155)	(196)
Debt issuance costs related to Revolver	(25)	—	(150)	—
Debt issuance costs related to convertible debt	(2,673)	—	(2,673)	—
Proceeds from issuance of convertible debt, net	—	—	93,500	—
Net cash (used in) provided by financing activities	(2,357)	516	91,161	(3,930)
Effect of foreign currency rates on cash	(290)	16	(549)	54
Net change in cash and cash equivalents	(40,610)	(7,943)	39,320	(66,562)
Cash and cash equivalents:
Beginning of period	197,969	103,151	118,039	161,770
End of period	$157,359	$95,208	$157,359	$95,208

PROS Holdings, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands, except per share data)
(Unaudited)
We use these non-GAAP financial measures to assist in the management of the Company because we believe that this information provides a more consistent and complete understanding of the underlying results and trends of the ongoing business due to the uniqueness of these charges.
See breakdown of the reconciling line items on page 9.

	Three Months Ended September 30,		Quarter over Quarter	Nine Months Ended September 30,		Year over Year
	2017	2016	% change	2017	2016	% change
GAAP gross profit	$24,213	$22,742	6%	$72,053	$65,949	9%
Non-GAAP adjustments:
Amortization of intangible assets	1,055	490		2,017	1,476
Share-based compensation	479	544		1,569	1,720
Non-GAAP gross profit	$25,747	$23,776	8%	$75,639	$69,145	9%

Non-GAAP gross margin	61.4%	61.9%		61.8%	61.0%

GAAP loss from operations	$(17,750)	$(13,116)	35%	$(52,128)	$(49,140)	6%
Non-GAAP adjustments:
Acquisition-related expenses	613	—		613	—
Amortization of intangible assets	1,713	737		3,062	2,288
Severance	—	1,070		—	1,070
Share-based compensation	5,571	3,192		17,665	14,445
Total Non-GAAP adjustments	7,897	4,999		21,340	17,803
Non-GAAP loss from operations	$(9,853)	$(8,117)	21%	$(30,788)	$(31,337)	(2)%

Non-GAAP loss from operations % of total revenue	(23.5)%	(21.1)%		(25.1)%	(27.6)%

GAAP net loss	$(21,226)	$(15,708)	35%	$(60,946)	$(56,712)	7%
Non-GAAP adjustments:
Total Non-GAAP adjustments affecting loss from operations	7,897	4,999		21,340	17,803
Amortization of debt discount and issuance costs	2,844	1,620		6,337	4,786
Tax impact related to non-GAAP adjustments	3,602	3,418		12,012	12,598
Non-GAAP net loss	$(6,883)	$(5,671)	21%	$(21,257)	$(21,525)	(1)%

Non-GAAP diluted loss per share	$(0.22)	$(0.19)		$(0.67)	$(0.71)

Shares used in computing non-GAAP loss per share	31,867	30,469		31,527	30,341

PROS Holdings, Inc.
Supplemental Schedule of Non-GAAP Financial Measures
Increase (Decrease) in GAAP Amounts Reported
(In thousands)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Cost of Subscription Items
Amortization of intangible assets	874	319	1,504	962
Share-based compensation	58	31	187	185
Total cost of subscription items	$932	$350	$1,691	$1,147

Cost of Maintenance Items
Amortization of intangible assets	170	161	482	483
Share-based compensation	45	89	218	246
Total cost of maintenance items	$215	$250	$700	$729

Cost of License Items
Amortization of intangible assets	11	10	31	31
Total cost of license items	$11	$10	$31	$31

Cost of Services Items
Share-based compensation	376	424	1,164	1,289
Total cost of services items	$376	$424	$1,164	$1,289

Sales and Marketing Items
Amortization of intangible assets	658	247	1,045	806
Severance	—	1,070	—	1,070
Share-based compensation	909	(918)	3,313	2,559
Total sales and marketing items	$1,567	$399	$4,358	$4,435

General and Administrative Items
Amortization of intangible assets	—	—	—	6
Share-based compensation	2,864	2,235	8,546	6,267
Total general and administrative items	$2,864	$2,235	$8,546	$6,273

Research and Development Items
Share-based compensation	1,319	1,331	4,237	3,899
Total research and development items	$1,319	$1,331	$4,237	$3,899

Acquisition-related expenses	$613	$—	$613	$—

PROS Holdings, Inc.
Supplemental Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Adjusted EBITDA
GAAP Loss from Operations	$(17,750)	$(13,116)	$(52,128)	$(49,140)
Acquisition-related expenses	613	—	613	—
Amortization of intangible assets	1,713	737	3,062	2,288
Severance	—	1,070	—	1,070
Share-based compensation	5,571	3,192	17,665	14,445
Depreciation	1,329	1,686	3,985	5,108
Capitalized internal-use software development costs	(688)	(497)	(1,996)	(569)
Adjusted EBITDA	$(9,212)	$(6,928)	$(28,799)	$(26,798)

Free Cash Flow
Net cash (used in) provided by operating activities	$(8,539)	$2,213	$(29,848)	$(7,159)
Purchase of property and equipment	(540)	(1,185)	(1,235)	(6,524)
Purchase of intangible asset	(75)	—	(75)	—
Capitalized internal-use software development costs	(688)	(497)	(1,996)	(569)
Free Cash Flow	$(9,842)	$531	$(33,154)	$(14,252)

Guidance	Q4 2017 Guidance		Full Year 2017 Guidance
	Low	High	Low	High
Adjusted EBITDA
GAAP Loss from Operations	$(15,500)	$(15,000)	$(67,200)	$(66,700)
Amortization of intangible assets	2,300	2,300	5,500	5,500
Share-based compensation	5,800	5,800	23,500	23,500
Depreciation	1,300	1,300	5,300	5,300
Capitalized internal-use software development costs	(600)	(600)	(2,600)	(2,600)
Adjusted EBITDA	$(6,700)	$(6,200)	$(35,500)	$(35,000)